UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 2, 2013

Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On July 2, 2013, Moody National REIT I, Inc. (the “Company”) filed a Form 8-K reporting the Company’s acquisition of an interest in a Hyatt Place hotel property located in North Charleston, South Carolina, commonly known as the Charleston Hotel. The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on July 9, 2013 to provide the required financial information related to the Company’s acquisition of an interest in the Charleston Hotel.

(a) Financial Statements of Business Acquired

Naman Ashley I, LLC

(b) Pro Forma Financial Information

Moody National REIT I, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Financial Information	F-12

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2013	F-13

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2013	F-14

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012	F-15

Unaudited Notes to Pro Forma Consolidated Financial Information	F-16

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

Independent Auditors’ Report

To the Members
Naman Ashley I, LLC
Germantown, TN

We have audited the accompanying financial statements of Naman Ashley I, LLC, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, owners’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naman Ashley I, LLC as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Frazier & Deeter, LLC
Atlanta, Georgia
September 18, 2013

NAMAN ASHLEY I, LLC
BALANCE SHEETS
AT JUNE 30, 2013 (UNAUDITED) AND DECEMBER 31, 2012 AND 2011

	June 30, 2013	December 31, 2012	December 31, 2011
	(unaudited)

ASSETS
Investments in hotel property, net	$8,982,847	$9,190,395	$9,732,444
Cash and cash equivalents	290,568	487,263	526,321
Guest receivables, net	66,067	31,065	36,100
Prepaid expenses	34,213	16,167	15,726
Deferred costs, net	38,750	41,750	44,750

TOTAL ASSETS	$9,412,445	$9,766,640	$10,355,341

LIABILITIES AND OWNERS’ DEFICIT

LIABILITIES
Accounts payable and accrued expenses	$226,380	$174,431	$339,035
Note payable	9,745,516	9,984,068	10,446,586

Total liabilities	9,971,896	10,158,499	10,785,621

OWNERS’ DEFICIT	(559,451)	(391,859)	(430,280)

TOTAL LIABILITIES AND OWNERS’ DEFICIT	$9,412,445	$9,766,640	$10,355,341

See accompanying notes to financial statements.

NAMAN ASHLEY I, LLC
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011
	(unaudited)	(unaudited)

REVENUE
Room revenue	$1,438,328	$1,406,129	$2,737,815	$2,630,712
Other hotel revenue	73,702	61,009	125,173	136,730

Total hotel revenue	1,512,030	1,467,138	2,862,988	2,767,442

EXPENSES
Salaries and wages	239,515	268,887	521,155	590,468
Room	161,875	178,093	350,156	349,140
Food and beverage	33,856	40,719	80,287	79,290
Other operating expenses	5,303	4,805	9,657	10,759
Franchise fees	97,669	107,678	220,619	203,555
Administrative and general	58,448	63,850	134,781	131,317
Advertising	8,524	15,234	26,731	48,365
Management fee	33,935	34,342	68,684	78,921
Repair and maintenance	19,990	24,120	51,189	66,358
Utilities	70,461	65,549	139,364	129,597
Taxes, insurance, and rentals	111,309	125,660	236,445	243,892
Depreciation and amortization	214,024	274,024	545,049	759,050

Total expenses	1,054,909	1,202,961	2,384,117	2,690,712

OPERATING INCOME	457,121	264,177	478,871	76,730

OTHER INCOME AND (EXPENSES)
Interest income	98	400	805	1,063
Interest expense	(174,811)	(184,168)	(364,255)	(375,181)
Total other income (expenses)	(174,713)	(183,768)	(363,450)	(374,118)

NET INCOME (LOSS)	$282,408	$80,409	$115,421	$(297,388)

See accompanying notes to financial statements.

NAMAN ASHLEY I, LLC
STATEMENTS OF OWNERS’ EQUITY (DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

BALANCE, January 1, 2011	$(132,892)

Net loss	(297,388)

BALANCE, December 31, 2011	(430,280)

Capital contributions	120,000
Capital distributions	(197,000)
Net income	115,421

BALANCE, December 31, 2012	(391,859)

Capital distributions (unaudited)	(450,000)
Net income (unaudited)	282,408

BALANCE, June 30, 2013 (unaudited)	$(559,451)

See accompanying notes to financial statements.

NAMAN ASHLEY I, LLC
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$282,408	$80,409	$115,421	$(297,388)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	214,024	274,024	545,049	759,050
Changes in assets and liabilities:
Guest receivables, net	(35,002)	3,462	5,035	(23,459)
Prepaid expenses	(18,046)	(32,775)	(441)	(15,726)
Accounts payable and accrued expenses	51,949	(25,293)	(164,604)	210,410
Net cash provided by operating activities	495,333	299,827	500,460	632,887

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in hotel property	(3,476)	—	—	(10,053)
Net cash used in investing activities	(3,476)	—	—	(10,053)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable	(238,552)	(229,196)	(462,518)	(451,548)
Proceeds of note payable	—	—	—	338,310
Capital contributions	—	—	120,000	—
Capital distributions	(450,000)	—	(197,000)	—
Net cash used in financing activities	(688,552)	(229,196)	(539,518)	(113,238)

NET CHANGES IN CASH AND CASH EQUIVALENTS	(196,695)	70,631	(39,058)	509,596

CASH AND CASH EQUIVALENTS, beginning of period	487,263	526,321	526,321	16,725

CASH AND CASH EQUIVALENTS, end of period	$290,568	$596,952	$487,263	$526,321

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
Cash paid during the period for interest	$174,812	$184,168	$364,209	$375,181

See accompanying notes to financial statements.

NAMAN ASHLEY I, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

1.  ORGANIZATION AND BASIS OF PRESENTATION

The Charleston Hotel (the “Charleston Hotel”) is a 113-guestroom hotel property located in North Charleston, South Carolina. The Charleston Hotel was owned by Naman Ashley I, LLC, a South Carolina limited liability company (the “Owner”). As used herein, unless specifically stated otherwise, the term “Charleston Hotel” shall be deemed to mean the financial position and results of operations of the Charleston Hotel based upon the books and records of the Owner.

These financial statements of the Charleston Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line and declining balance methods over the estimated useful lives of the related assets as follows:

Buildings and improvements	15 – 39 years
Furniture and fixtures	5 – 7 years

Depreciation expense for the six months ended June 30, 2013 and 2012 was $211,024 and $271,024, respectively, and for the years ended December 31, 2012 and 2011, was $542,049, and $754,850, respectively.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amounts may not be recoverable. If such an event occurs in which the carrying amount of long-lived assets may not be recoverable, a comparison is made of the aggregate amount of current and projected operating cash flows into the foreseeable future on an undiscounted basis to the carrying amount. The carrying amount is adjusted, if necessary, to the estimated fair value to reflect impairment in the value of the asset. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker or appraisal estimates in accordance with the fair value measurements policy.

NAMAN ASHLEY I, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

For real estate, the Charleston Hotel monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, the Charleston Hotel assesses potential impairment by comparing estimated future undiscounted operating cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted operating cash flows, the Charleston Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. There were no such impairment losses for the six months ended June 30, 2013 and 2012 and the year ended December 31, 2012.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Revenue Recognition

Hotel revenues, including room, food, beverage, and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.
The Charleston Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Charleston Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables, net

Guest receivables include hotel guests and corporate accounts. The Charleston Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Receivables are considered past due based on the due date determined by contractual terms. Balances that remain outstanding after the Charleston Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable.

Guest receivables are reported net of the allowance for doubtful accounts. The Charleston Hotel’s estimate of the allowance is based on historical collection experience and a review of other accounts receivable. There was no allowance for doubtful accounts as of June 30, 2013 and December 31, 2012 and 2011.

Deferred Costs, net

Deferred costs consist of deferred franchise costs. Deferred financing fees are recorded at cost and are amortized to interest expense using a straight-line method that approximates the effective interest method over the life of the related debt. The franchise costs are recorded at cost and amortized over the term of the franchise contract.

NAMAN ASHLEY I, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

Owners’ Equity

Owners’ equity includes capital contributions provided by the members of Owner offset by costs of the offering of the Owner. Distributions are reflected when paid or declared, if applicable.

Income Taxes

The Owner is organized as a limited liability company (“LLC”). Each member of the Owner owns its respective share of the Owner. A Return of Partnership Income is filed by the Owner which reports each member’s share of taxable income and deductions. As an LLC, the Owner is not a tax paying entity under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Charleston Hotel flow through to the members of the Owner. Accordingly, no provision has been made for federal and state income taxes in the accompanying financial statements.

The Owner has reviewed tax positions under GAAP guidance that clarifies the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the financial statements if it is more likely than not that the tax position will be sustained upon examination. The Owner has no material uncertain tax positions as of June 30, 2013.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $8,524 and $15,234 for the six months ended June 30, 2013 and 2012 and was $26,731 and $48,365 for the years ended December 31, 2012 and 2011, respectively.

 Fair Value of Financial Assets and Liabilities

The Charleston Hotel measures and discloses certain financial assets and liabilities at fair value. GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance describes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

For disclosure purposes, assets and liabilities are classified in their entirety in the fair value hierarchy level based on the lowest level of input that is significant to the overall fair value measurement. The Charleston Hotel’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy.

NAMAN ASHLEY I, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

Charleston Hotel utilizes the active market approach to measure fair value for its financial assets and liabilities.

3.  INVESTMENT IN THE HOTEL

Investment in the Charleston Hotel consists of the following:
	June 30, 2013	December 31, 2012	December 31, 2011
	(unaudited)

Land	$980,000	$980,000	$980,000
Building and improvements	9,803,556	9,803,556	9,803,556
Furniture and fixtures	1,833,994	1,830,518	1,830,518

Investment in hotel property, gross	12,617,550	12,614,074	12,614,074

Less accumulated depreciation	(3,634,703)	(3,423,679)	(2,881,630)

Investment in hotel property, net	$8,982,847	$9,190,395	$9,732,444

4.  DEFERRED COSTS

The initial hotel franchise cost is being amortized over twenty years and is being charged to amortization expense.

Deferred costs for the periods covered are as follows:

	June 30, 2013	December 31, 2012	December 31, 2011
	(unaudited)

Franchise costs	$60,000	$60,000	$60,000
Less accumulated amortization	(21,250)	(18,250)	(15,250)

Deferred costs, net	$38,750	$41,750	$44,750

Expected future amortization of deferred costs is as follows:

Years Ending
June 30
2014	$3,000
2015	3,000
2016	3,000
2017	3,000
Thereafter	26,750
Total	$38,750

NAMAN ASHLEY I, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

5.  NOTE PAYABLE

In connection with the acquisition and construction of the Charleston Hotel, the Owner financed $11,369,000 of the cost with a mortgage loan (the “Loan”) from Branch Banking and Trust Company (the “Lender”). The balance of the Loan owed at June 30, 2013 and December 31, 2012 and 2011, was $9,745,516, $9,984,068 and $10,446,586, respectively. The Loan requires monthly principal and interest payments of $68,894, bearing an interest rate of 3.50%, until its maturity date on January 20, 2015, when all remaining interest and principal amounts are due. The Loan is secured by the Charleston Hotel and its related assets. Principal payments of $488,773, $506,403, $523,844, $543,563 and $7,682,933 are due for the years ending June 30, 2014, 2015, 2016, 2017 and thereafter, respectively.

6.  MANAGEMENT FEES

The Charleston Hotel is managed and operated by Naman Management, LLC (the “Manager”) pursuant to a management agreement (“Management Agreement”). Pursuant to the terms of the Management Agreement, the Manager is responsible for the day-to-day operations of the Charleston Hotel in accordance with the hotel business plan. The Management Agreement is effective as of June 1, 2010 and may be terminated by the Manager or Owner under certain specified conditions.

The Management Agreement includes a basic management fee equal to 3.0% of gross room revenues. These fees amounted to $33,935 and $34,242 for the six months ended June 30, 2013 and 2012 and to $68,684 and $78,921 for the years ended December 31, 2012 and 2011, respectively. If the Management Agreement is terminated prior to its expiration, certain fees may be assessed in accordance with the terms. See Note 9.

7.  COMMITMENTS AND CONTINGENCIES

The Charleston Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Charleston Hotel believes that the final outcome of known matters will not have a material adverse effect on the financial position, results of operations, or cash flows of the Charleston Hotel.

8.  SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Charleston Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Charleston Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

NAMAN ASHLEY I, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

9.  SUBSEQUENT EVENTS

On July 2, 2013, Moody National REIT I, Inc. (the “Moody REIT”) acquired the Charleston Hotel from the Owner through Moody National HP N-Charles Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”). Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership. The aggregate purchase price paid by Moody Holding for the Charleston Hotel was $11,800,000, plus closing costs. Moody REIT funded the purchase price of the Charleston Hotel with proceeds of Moody REIT’s ongoing public offering and the proceeds of a mortgage loan in the principal amount of approximately $7,800,000 secured by the Charleston Hotel.

In connection with the acquisition of the Charleston Hotel by Moody Holding, the Management Agreement was terminated. The effect of this termination was not material.

The Charleston Hotel evaluated subsequent events through September 18, 2013, for inclusion in the financial statements.

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On July 2, 2013, Moody National REIT I, Inc. (the “Company”) acquired the Charleston Hotel, a 113-guestroom hotel property located in North Charleston, South Carolina (the “Charleston Hotel”) through Moody National HP N-Charles Holding, LLC, the Company’s indirect wholly owned subsidiary (“Moody Holding”). The Company owns a 100% interest in Moody Holding through the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Charleston Hotel was $11,800,000, plus closing costs. The Company financed the purchase price of the Charleston Hotel with proceeds from the Company’s ongoing public offering and the proceeds of a mortgage loan in the principal amount of approximately $7,800,000 secured by the Charleston Hotel.

The following unaudited pro forma consolidated balance sheet as of June 30, 2013 is presented as if the Company acquired the Charleston Hotel on June 30, 2013. The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 are presented as if the Company had acquired the Charleston Hotel on January 1, 2012. This unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2013 and the Company’s annual report on Form 10-K for the year ended December 31, 2012. This pro forma information is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Company’s acquisition of the Charleston Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2013

	June 30, 2013	Pro Forma	Pro Forma June 30,
	(a)	Adjustments (b)	2013
ASSETS
Investment in hotel properties, net	$22,895,283	$11,800,000	$34,695,283
Cash and cash equivalents	5,640,447	(4,000,000)	1,640,447
Restricted cash	1,694,820	—	1,694,820
Accounts receivable, net of allowance of $7,000	86,717	—	86,717
Mortgage note receivable	12,369,352	—	12,369,352
Earnest money and deposits	245,000	—	245,000
Prepaid expenses and other assets	194,947	—	194,947
Deferred costs, net of accumulated amortization of $40,655	306,128	—	306,128
Total Assets	$43,432,694	$7,800,000	$51,232,694

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$25,471,364	$7,800,000	$33,271,364
Accounts payable and accrued expenses	746,791	—	746,791
Dividends payable	140,324	—	140,324
Total Liabilities	26,358,479	7,800,000	34,158,479

Special partnership Units - 100 Special units of the Operating Partnership	1,000	—	1,000

Equity:
Stockholders’ equity:

Common stock, $0.01 par value per share; 400,000,000 shares authorized, 2,203,950 issued and outstanding at June 30, 2013	22,040	—	22,040
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid-in capital	18,351,851	—	18,351,851
Accumulated deficit	(1,772,714)	—	(1,772,714)
Total stockholders’ equity	16,601,177	—	16,601,177
Noncontrolling interest- 100 common units of the
Operating Partnership	839	—	839
Noncontrolling interest in consolidated joint venture	471,199	—	471,199
Total Equity	17,073,215	—	17,073,215

TOTAL LIABILITIES AND EQUITY	$43,432,694	$7,800,000	$51,232,694

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013

	Six months Ended June 30, 2013 As Reported by the Company (a)	Historical Statement Of Operations of Charleston Hotel (b)	Pro Forma Adjustments		Pro Forma Six months Ended June 30, 2013
Revenue
Room revenue	$1,720,381	$1,438,328	$—		$3,158,709
Other hotel revenue	71,997	73,702	—		145,699
Total hotel revenue	1,792,378	1,512,030	—		3,304,408
Interest income from note receivable	163,038	—	—		163,038
Total revenue	1,955,416	1,512,030	—		3,467,446

Expenses
Hotel operating expenses	1,033,914	729,576	—		1,763,490
Property taxes, insurance and other	114,097	111,309	—		225,406
Depreciation and amortization	236,612	214,024	51,660	(c)	502,296
Property acquisition	410,520	—	—		410,520
Corporate general and administrative	56,827	—	—		56,827
Total expenses	1,851,970	1,054,909	51,660		2,958,539

Operating Income	103,446	457,121	(51,660)		508,907

Interest expense and amortization of deferred loan costs	272,880	174,713	28,939	(d)	476,532

Income (loss) before income tax expense	(169,434)	282,408	(80,599)		32,375
Income tax expense	42,100	—	—		42,100
Net Income (Loss)	(211,534)	282,408	(80,599)		(9,725)

Income attributable to noncontrolling interest from consolidated joint ventures	(19,895)	—	—		(19,895)

Loss attributable to noncontrolling interest in common operating partnership units	13	—	—		13

Net income (loss) attributable to common shareholders	$(231,416)	$282,408	$(80,599)		$(29,607)

Net income per common share, basic and diluted					$(0.01)
Weighted average shares outstanding					2,023,290

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Year Ended	Historical
	December 31, 2012	Statement			Pro Forma
	As Reported by	Of Operations of			Year Ended
	the Company	Charleston Hotel	Pro Forma		December 31,
	(a)	(b)	Adjustments		2012
Revenue
Room revenue	$424,678	$2,737,815	$—		$3,162,493
Other hotel revenue	11,974	125,173			137,147
Total hotel revenue	436,652	2,862,988	—		3,299,640
Interest income from note receivable	658,268	—			658,268
Total revenue	1,094,920	2,862,988	—		3,957,908
Expenses
Hotel operating expenses	274,322	1,602,623	—		1,876,945
Property taxes, insurance and other	29,615	236,445	—		266,060
Depreciation and amortization	58,650	545,049	176,238	(c)	779,937
Property acquisition	365,720	—	—		365,720
Corporate general and administrative	138,479	—	—		138,479
Total expenses	866,786	2,384,117	176,238		3,427,141

Operating Income	228,134	478,871	(176,238)		530,767
Interest expense and amortization of deferred loan costs	413,954	363,450	47,230	(d)	824,634
Income (loss) from continuing operations	(185,820)	115,421	(223,468)		(293,867)
Discontinued operations:
Operating loss from discontinued operations	(329,353)	—	—		(329,353)
Gain on disposition of hotel property	1,510,786	—	—		1,510,786
Income tax expense	(1,500)	—	—		(1,500)
Total income from discontinued operations	1,179,933	—	—		1,179,933
Net Income	994,113	115,421	(223,468)		886,066
Income attributable to noncontrolling interest from consolidated joint ventures	(373,806)	—	—		(373,806)
Income attributable to noncontrolling interest in common operating partnership units	(79)	—	—		(79)
Net income attributable to common shareholders	$620,228	$115,421	$(223,468)		$512,181

Net income per common share, basic and diluted					$0.54
Weighted average shares outstanding					950,374
See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects the Company’s historical unaudited balance sheet as of June 30, 2013 as filed with the Securities and Exchange Commission on August 14, 2013.

b.
Reflects the acquisition of a 100% interest in the Charleston Hotel on July 2, 2013 for approximately $11,800,000. The acquisition was funded with proceeds from the Company’s ongoing public offering and approximately $7,800,000 of debt financing secured by the Charleston Hotel.

Depreciation and amortization are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$1,000,000	—
Buildings and improvements	9,613,000	39 years
Furniture, fixtures, and equipment	1,187,000	5 years
	$11,800,000

Other assets and liabilities were not acquired.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2013

a.	Reflects the Company’s unaudited historical operations for the six months ended June 30, 2013 as filed with the Securities and Exchange Commission on August 14, 2013.

b.	Reflects historical operations of the Charleston Hotel for the six months ended June 30, 2013.

c.
Reflects the removal of historical depreciation and amortization expense of $214,024 and recognition of pro forma depreciation and amortization expense of $265,684. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using an accelerated method over the useful life of 5 years.

d.	Reflects the removal of historical interest expense of $174,713 and the recognition of pro forma interest expense of $203,652.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012

a.	Reflects the Company’s historical operations for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 29, 2013.

b.	Reflects historical operations of the Charleston Hotel for the year ended December 31, 2012.

c.
Reflects the removal of historical depreciation and amortization expense of $545,049 and recognition of pro forma depreciation and amortization expense of $721,287. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using an accelerated method over the useful life of 5 years

d.	Reflects the removal of historical interest expense of $363,450 and the recognition of pro forma interest expense of $410,680.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: September 18, 2013	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President